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Exhibit 10.11

                    Schedule to Form of Management Agreement
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
Project             Management             Management Firm       Community Name     Property
                    Firm
Lebanon, PA         Balanced Care          Financial Care       Outlook Pointe at  Lebanon  County,
                    at Lebanon,            Investors of         Lebanon,           Pennsylvania
                    Inc.                   Lebanon, LLC

Loyalsock, PA       Balanced Care at       Financial Care       Outlook Pointe at  Lycoming County,
                    Loyalsock,             Investors of         Loyalsock          Pennsylvania
                    Inc.                   Loyalsock, LLC

Sagamore Hills, OH  Balanced Care          Financial Care       Outlook Pointe at  Summit County,
                    at Sagamore            Investors of         Sagamore Hills     Ohio
                    Hills, Inc.            Sagamore Hills, LLC
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